                                                                  EXHIBIT 10.30




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                                 LEASE AGREEMENT


                          Dated as of February 26, 2001


                                     between


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,


             as Owner Trustee under the Storage Centers Trust 2001,

                                    as Lessor


                                       and


                         SHURGARD STORAGE CENTERS, INC.,


                                    as Lessee


--------------------------------------------------------------------------------



This Lease Agreement is subject to a security interest in favor of Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Secured Parties (the "Agent") under a Security Agreement dated as of February 26, 2001, between First Security Bank, National Association, as Owner Trustee under the Storage Centers Trust 2001 and the Agent, as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof. This Lease Agreement has been executed in several counterparts. To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.

                                TABLE OF CONTENTS


ARTICLE I................................................................................................................1
           1.1       Definitions.........................................................................................1
           1.2       Interpretation......................................................................................2

ARTICLE II...............................................................................................................2
           2.1       Property............................................................................................2
           2.2       Lease Term..........................................................................................2
           2.3       Title...............................................................................................3
           2.4       Lease Supplements...................................................................................3

ARTICLE III..............................................................................................................3
           3.1       Rent................................................................................................3
           3.2       Payment of Basic Rent...............................................................................4
           3.3       Supplemental Rent...................................................................................4
           3.4       Performance on a Non-Business Day...................................................................4
           3.5       Rent Payment Provisions.............................................................................4

ARTICLE IV...............................................................................................................5
           4.1       Taxes; Utility Charges..............................................................................5

ARTICLE V................................................................................................................5
           5.1       Quiet Enjoyment.....................................................................................5

ARTICLE VI...............................................................................................................5
           6.1       Net Lease...........................................................................................5
           6.2       No Termination or Abatement.........................................................................6

ARTICLE VII..............................................................................................................7
           7.1       Ownership of the Properties.........................................................................7

ARTICLE VIII.............................................................................................................8
           8.1       Condition of the Properties.........................................................................8
           8.2       Possession and Use of the Properties................................................................9
           8.3       Integrated Properties..............................................................................10

ARTICLE IX..............................................................................................................10
           9.1       Compliance With Legal Requirements, Insurance Requirements and Manufacturer's
                         Specifications and Standards...................................................................10

ARTICLE X...............................................................................................................10
           10.1      Maintenance and Repair; Return.....................................................................10
           10.2      Environmental Inspection...........................................................................12

ARTICLE XI..............................................................................................................12
           11.1      Modifications......................................................................................12

ARTICLE XII.............................................................................................................13
           12.1      Warranty of Title..................................................................................13

ARTICLE XIII............................................................................................................14
           13.1      Permitted Contests Other Than in Respect of Indemnities............................................14
           13.2      Impositions, Utility Charges, Other Matters; Compliance with Legal Requirements....................15

ARTICLE XIV.............................................................................................................15
           14.1      Public Liability and Workers' Compensation Insurance...............................................15
           14.2      Permanent Hazard and Other Insurance...............................................................15
           14.3      Coverage...........................................................................................16
           14.4      Additional Insurance Requirements..................................................................17

ARTICLE XV..............................................................................................................17
           15.1      Casualty and Condemnation..........................................................................17
           15.2      Environmental Matters..............................................................................19
           15.3      Notice of Environmental Matters....................................................................20

ARTICLE XVI.............................................................................................................20
           16.1      Termination Upon Certain Events....................................................................20
           16.2      Procedures.........................................................................................21

ARTICLE XVII............................................................................................................21
           17.1      Lease Events of Default............................................................................21
           17.2      Surrender of Possession............................................................................25
           17.3      Reletting..........................................................................................25
           17.4      Damages............................................................................................25
           17.5      Power of Sale......................................................................................26
           17.6      Final Liquidated Damages...........................................................................26
           17.7      Environmental Costs................................................................................27
           17.8      Waiver of Certain Rights...........................................................................27
           17.9      Assignment of Rights Under Contracts...............................................................27
           17.10     Remedies Cumulative................................................................................28

ARTICLE XVIII...........................................................................................................28
           18.1      Lessor's Right to Cure Lessee's Lease Defaults.....................................................28

ARTICLE XIX.............................................................................................................28
           19.1      Provisions Relating to Lessee's Exercise of its Purchase Option....................................28
           19.2      No Purchase or Termination With Respect to Less than All of a Property.............................29

ARTICLE XX..............................................................................................................29
           20.1      Purchase Option or Sale Option-General Provisions..................................................29
           20.2      Lessee Purchase Option.............................................................................30
           20.3      Third Party Sale Option............................................................................31

ARTICLE XXI.............................................................................................................31
           21.1      [Intentionally Omitted]............................................................................31

ARTICLE XXII............................................................................................................32
           22.1      Sale Procedure.....................................................................................32
           22.2      Application of Proceeds of Sale....................................................................34
           22.3      Indemnity for Excessive Wear.......................................................................35
           22.4      Appraisal Procedure................................................................................35
           22.5      Certain Obligations Continue.......................................................................36

ARTICLE XXIII...........................................................................................................36
           23.1      Holding Over.......................................................................................36

ARTICLE XXIV............................................................................................................36
           24.1      Risk of Loss.......................................................................................36

ARTICLE XXV.............................................................................................................37
           25.1      Assignment.........................................................................................37
           25.2      Subleases..........................................................................................37

ARTICLE XXVI............................................................................................................38
           26.1      No Waiver..........................................................................................38

ARTICLE XXVII...........................................................................................................38
           27.1      Acceptance of Surrender............................................................................38
           27.2      No Merger of Title.................................................................................38

ARTICLE XXVIII..........................................................................................................38
           28.1      Incorporation of Covenants.........................................................................38

ARTICLE XXIX............................................................................................................39
           29.1      Notices............................................................................................39

ARTICLE XXX.............................................................................................................40
           30.1      Miscellaneous......................................................................................40
           30.2      Amendments and Modifications.......................................................................40
           30.3      Successors and Assigns.............................................................................40
           30.4      Headings and Table of Contents.....................................................................40
           30.5      Counterparts.......................................................................................40
           30.6      GOVERNING LAW......................................................................................40
           30.7      Calculation of Rent................................................................................40
           30.8      Memoranda of Lease and Lease Supplements...........................................................41
           30.9      Allocations between the Lenders and the Holders....................................................41
           30.10     Limitations on Recourse............................................................................41
           30.11     WAIVERS OF JURY TRIAL..............................................................................42
           30.12     Exercise of Lessor Rights..........................................................................42
           30.13     SUBMISSION TO JURISDICTION; VENUE..................................................................42
           30.14     USURY SAVINGS PROVISION............................................................................42

EXHIBITS


EXHIBIT A      -       Lease Supplement No. ____
EXHIBIT B      -       Memorandum of Lease and Lease Supplement No. ____

                                 LEASE AGREEMENT


        THIS LEASE AGREEMENT dated as of February 26, 2001 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Lease") is between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, having its principal office at 79 South Main Street, Salt Lake City, Utah 84111, as Owner Trustee under the Storage Centers Trust 2001, as lessor (the "Lessor"), and SHURGARD STORAGE CENTERS, INC., a Washington corporation, having its principal place of business at 1155 Valley Street, Suite 400, Seattle, Washington, 98109, as lessee (the "Lessee").

                              W I T N E S S E T H:

        A. WHEREAS, subject to the terms and conditions of the Participation Agreement and the Agency Agreement, Lessor will (i) purchase or ground lease various parcels of real property, some of which will (or may) have existing Improvements thereon, from one or more third parties designated by Lessee and
(ii) fund the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties by the Construction Agent; and

        B. WHEREAS, the Basic Term shall commence with respect to each Property upon the Property Closing Date with respect thereto; provided, Basic Rent with respect thereto shall not be payable until the applicable Rent Commencement Date; and

        C. WHEREAS, Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, each Property;

        NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

        1.1 Definitions.

            For purposes of this Lease, capitalized terms used in this Lease and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of February 26, 2001 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among Lessee, the various parties thereto from time to time, as the Guarantors, Lessor, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and Bank of America, N.A., as agent for the

Lenders and respecting the Security Documents, as the agent for the Secured Parties. Unless otherwise indicated, references in this Lease to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Lease.

        1.2 Interpretation.

            The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Lease.


                                   ARTICLE II

        2.1 Property.

            Subject to the terms and conditions hereinafter set forth and contained in the respective Lease Supplement relating to each Property, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, each Property.

        2.2 Lease Term.

                (a) Basic Term. The basic term of this Lease with respect to each Property (the "Basic Term") shall begin upon the Property Closing Date for such Property (in each case the "Basic Term Commencement Date") and shall end on the fourth anniversary of the Initial Closing Date (the "Basic Term Expiration Date"), unless the Basic Term is earlier terminated or the term of this Lease is renewed (as described below) in accordance with the provisions of this Lease. Notwithstanding the foregoing, Lessee shall not be obligated to pay Basic Rent until the Rent Commencement Date with respect to such Property.

                (b) Renewal Term. To the extent no Default or Event of Default has occurred and is continuing, at any time during the period from ninety (90) days prior to the first anniversary of the Initial Closing Date to and including such anniversary date, but at no other time, Lessee shall have the option to request in writing that the Financing Parties extend the term of this Lease for each Property for one (1) additional term of one (1) year's duration from the Basic Term Expiration Date (the "Renewal Term"); provided, that the expiration date for the Renewal Term for each Property shall in no event be later than the fifth anniversary of the Initial Closing Date, unless such later expiration date has been expressly agreed to, at the request of Lessee, in writing by each of Lessor, the Agent, the Lenders and the Holders in their sole discretion.

                Each of the Financing Parties shall provide the Agent, not less than 30 days following such request, with written notice regarding whether it has approved the extension of the term of this Lease for the Renewal Term. Each such decision by a Financing Party shall be in its sole discretion and each Financing Party that fails to give timely written notice hereunder shall be deemed not have agreed to such extension. If all of the Financing Parties timely agree in writing to such extension, then the Renewal Term shall become effective upon the expiration of the Basic Term described above. If any

        Financing Party fails to agree in writing to such extension, then the Basic Term shall not be extended for the Renewal Term.

        2.3 Title.

            Each Property is leased to Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession (if any), the existing state of title (including without limitation the Permitted Liens) and all applicable Legal Requirements. Lessee shall in no event have any recourse against Lessor for any defect in Lessor's title to any Property or any interest of Lessee therein other than for Lessor Liens.

        2.4 Lease Supplements.

            On or prior to each Basic Term Commencement Date, Lessee and Lessor shall each execute and deliver a Lease Supplement for the Property to be leased effective as of such Basic Term Commencement Date in substantially the form of Exhibit A hereto.


                                   ARTICLE III

        3.1 Rent.

                (a) Lessee shall pay Basic Rent in arrears on each Payment Date, and on any date on which this Lease shall terminate with respect to any or all Properties during the Term; provided, however, with respect to each individual Property Lessee shall have no obligation to pay Basic Rent with respect to such Property until the Rent Commencement Date with respect to such Property (notwithstanding that Basic Rent for such Property shall accrue from and including the Scheduled Interest Payment Date immediately preceding such Rent Commencement Date).

                (b) Basic Rent shall be due and payable in lawful money of the United States and shall be paid by wire transfer of immediately available funds on the due date therefor (or within the applicable grace period) to such account or accounts at such bank or banks as Agent shall from time to time direct.

                (c) Lessee's inability or failure to take possession of all or any portion of any Property when delivered by Lessor, whether or not attributable to any act or omission of Lessor, the Construction Agent, Lessee or any other Person or for any other reason whatsoever, shall not delay or otherwise affect Lessee's obligation to pay Rent for such Property in accordance with the terms of this Lease.

                (d) Lessee shall make all payments of Rent prior to 12:00 Noon, Pacific time, on the applicable date for payment of such amount.

        3.2 Payment of Basic Rent.

            Basic Rent shall be paid absolutely net to Lessor or its designee, so that this Lease shall yield to Lessor the full amount thereof, without setoff, deduction or reduction.

        3.3 Supplemental Rent.

            Lessee shall pay to the Agent (on behalf of the Person entitled thereto) any and all Supplemental Rent when and as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent within three (3) days after the same is due, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. All such payments of Supplemental Rent shall be in the full amount thereof, without setoff, deduction or reduction. Lessee shall pay to the appropriate Person as specified in the Operative Agreements, as Supplemental Rent due and owing to such Person, among other things, on demand, (a) any and all payment obligations (except for amounts payable as Basic Rent) owing from time to time under the Operative Agreements by any Person to the Agent, any Lender, any Holder or any other Person, (b) interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due (subject to the applicable grace period) for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the appropriate Person (subject to any applicable grace period) for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid and (c) amounts referenced as Supplemental Rent obligations pursuant to Section 8.3 of the Participation Agreement. It shall be an additional Supplemental Rent obligation of Lessee to pay to the appropriate Person all rent and other amounts when such become due and owing from time to time under each Ground Lease and without the necessity of any notice from Lessor with regard thereto. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

        3.4 Performance on a Non-Business Day.

            If any Basic Rent is required hereunder on a day that is not a Business Day, then such Basic Rent shall be due on the corresponding Scheduled Interest Payment Date or, to the extent such Basic Rent is not due on a Scheduled Interest Payment Date, then on the next succeeding Business Day. If any Supplemental Rent is required hereunder on a day that is not a Business Day, then such Supplemental Rent shall be due on the next succeeding Business Day.

        3.5 Rent Payment Provisions.

            Lessee shall make payment of all Basic Rent and Supplemental Rent when due (subject to the applicable grace periods) regardless of whether any of the Operative Agreements pursuant to which same is calculated and is owing shall have been rejected, avoided or disavowed in any bankruptcy or insolvency proceeding involving any of the parties to any of the Operative Agreements. Such provisions of such Operative Agreements and their related definitions are incorporated herein by reference and shall survive any termination, amendment or rejection of any such Operative Agreements.


                                   ARTICLE IV

        4.1 Taxes; Utility Charges.

            Except for Excluded Taxes, Lessee shall pay or cause to be paid all Impositions with respect to the Properties and/or the use, occupancy, operation, repair, access, maintenance or operation thereof and all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents, utilities and operating expenses of any kind or type used in or on any Property and related real property during the Term. Upon Lessor's request, Lessee shall provide from time to time Lessor with reasonable evidence of all such payments referenced in the foregoing sentence. Lessee shall be entitled to receive any credit or refund with respect to any Imposition or utility charge paid by Lessee. Unless an Event of Default shall have occurred and be continuing, the amount of any credit or refund received by Lessor on account of any Imposition or utility charge paid by Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for Impositions or utilities imposed with respect to any Property for a period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for such party's pro rata share thereof.


                                    ARTICLE V

        5.1 Quiet Enjoyment.

            Subject to the rights of Lessor contained in Sections 17.2, 17.3 and
20.3 and the other terms of this Lease and the other Operative Agreements and so long as no Event of Default shall have occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy each Property for the applicable Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor (other than Lessee) with respect to any matters arising from and after the applicable Basic Term Commencement Date.


                                   ARTICLE VI

        6.1 Net Lease.

            This Lease shall constitute a net lease, and the obligations of Lessee hereunder are absolute and unconditional. Lessee shall pay all operating expenses arising out of the use, operation and/or occupancy of each Property. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) for any reason whatsoever, including without limitation by reason of: (a) any damage to or destruction of any Property or any part thereof;
(b) any taking of any Property or any part thereof or interest therein by Condemnation or otherwise; (c) any prohibition, limitation, restriction or prevention of Lessee's use, occupancy or enjoyment of any Property or any part thereof, or any interference with such use, occupancy or enjoyment by any Person or for any other reason; (d) any title defect, Lien or any matter affecting title to any Property; (e) any eviction by paramount title or otherwise; (f) any default by Lessor hereunder; (g) any action for bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding relating to or affecting the Agent, any Lender, Lessor, Lessee, any Holder or any Governmental Authority; (h) the impossibility or illegality of performance by Lessor, Lessee or both; (i) any action of any Governmental Authority or any other Person; (j) Lessee's acquisition of ownership of all or part of any Property; (k) breach of any warranty or representation with respect to any Property or any Operative Agreement; (l) any defect in the condition, quality or fitness for use of any Property or any part thereof; or (m) any other cause or circumstance whether similar or dissimilar to the foregoing and whether or not Lessee shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of Lessee hereunder shall be covenants, agreements and obligations that are separate and independent from any obligations of Lessor hereunder and shall continue unaffected unless such covenants, agreements and obligations shall have been modified or terminated in accordance with an express provision of this Lease. Lessor and Lessee acknowledge and agree that the provisions of this Section 6.1 have been specifically reviewed and subjected to negotiation. Nothing in this Section 6.1, however, shall affect any claim, action or right that Lessee may have against Lessor or any other Person, however arising.

        6.2 No Termination or Abatement.

            Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting any Person or any Governmental Authority, or any action with respect to this Lease or any Operative Agreement which may be taken by any trustee, receiver or liquidator of any Person or any Governmental Authority or by any court with respect to any Person, or any Governmental Authority. Lessee hereby waives all right (a) to terminate or surrender this Lease (except as permitted under the terms of the Operative Agreements) or (b) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.

                                   ARTICLE VII

        7.1 Ownership of the Properties.

                (a) Lessor and Lessee intend that for federal and all state and local income tax purposes, bankruptcy purposes, regulatory purposes, commercial law and real estate purposes and all other purposes (other than for accounting purposes) (A) this Lease will be treated as a financing arrangement and (B) Lessee will be treated as the owner of the Properties and will be entitled to all tax benefits ordinarily available to owners of property similar to the Properties for such tax purposes. Notwithstanding the foregoing, neither party hereto has made, or shall be deemed to have made, any representation or warranty as to the availability of any of the foregoing treatments under applicable accounting rules, tax, bankruptcy, regulatory, commercial or real estate law or under any other set of rules. Lessee shall claim the cost recovery deductions associated with each Property, and Lessor shall not, to the extent not prohibited by Law, take on its tax return a position inconsistent with Lessee's claim of such deductions.

                (b) For all purposes described in Section 7.1(a), Lessor and Lessee intend this Lease to constitute a finance lease and not a true lease. In order to secure the obligations of Lessee now existing or hereafter arising under any and all Operative Agreements, Lessee hereby conveys, grants, assigns, transfers, hypothecates, mortgages and sets over to Lessor, for the benefit of the Secured Parties, a first priority security interest (but subject to the security interest in the assets granted by Lessee in favor of the Agent in accordance with the Security Agreement) in and lien on all right, title and interest of Lessee (now owned or hereafter acquired) in and to all Properties to the extent such is personal property and irrevocably grants and conveys a lien, deed of trust and mortgage on all right, title and interest of Lessee (now owned or hereafter acquired) in and to all Properties to the extent such is a real property. Lessor and Lessee further intend and agree that, for the purpose of securing the obligations of Lessee and/or the Construction Agent now existing or hereafter arising under the Operative Agreements,
        (i) this Lease shall be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code respecting each of the Properties and all proceeds (including without limitation insurance proceeds thereof) to the extent such is personal property and an irrevocable grant and conveyance of a lien, deed of trust and mortgage on each of the Properties and all proceeds (including without limitation insurance proceeds thereof) to the extent such is real property; (ii) the acquisition of title by Lessor (or to the extent applicable, a leasehold interest pursuant to a Ground Lease) in each Property referenced in Article II constitutes a grant by Lessee to Lessor of a security interest, lien, deed of trust and mortgage in all of Lessee's right, title and interest in and to each Property and all proceeds (including without limitation insurance proceeds thereof) of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, and an assignment of all rents, profits and income produced by each Property; and (iii) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such lien, security interest, mortgage lien and deed of trust under applicable law. Lessee shall promptly take such actions as necessary (including without limitation the filing of Uniform Commercial Code Financing Statements, Uniform Commercial Code Fixture Filings and memoranda (or short forms) of this Lease and the various Lease Supplements) to ensure that the lien, security interest, mortgage and deed of trust in each Property and the other items referenced above will be deemed to be a perfected lien, security interest, mortgage lien and deed of trust of first priority under applicable law and will be maintained as such throughout the Term.


                                  ARTICLE VIII

        8.1 Condition of the Properties.

            LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH PROPERTY "AS-IS WHERE-IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR (EXCEPT THAT LESSOR SHALL KEEP EACH PROPERTY FREE AND CLEAR OF LESSOR LIENS) AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE,
(B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF (IF ANY), (C) ANY STATE OF FACTS REGARDING ITS PHYSICAL CONDITION OR WHICH AN ACCURATE SURVEY MIGHT SHOW,
(D) ALL APPLICABLE LEGAL REQUIREMENTS AND (E) VIOLATIONS OF LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF AND/OR THE DATE OF THE APPLICABLE LEASE SUPPLEMENT. NEITHER LESSOR NOR THE AGENT NOR ANY LENDER NOR ANY HOLDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) (EXCEPT THAT LESSOR SHALL KEEP EACH PROPERTY FREE AND CLEAR OF LESSOR LIENS) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF ANY PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY (OR ANY PART THEREOF), AND NEITHER LESSOR NOR THE AGENT NOR ANY LENDER NOR ANY HOLDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREON OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT. LESSEE HAS OR PRIOR TO THE BASIC TERM COMMENCEMENT DATE WILL HAVE BEEN AFFORDED FULL OPPORTUNITY TO INSPECT EACH PROPERTY AND THE IMPROVEMENTS THEREON (IF ANY), IS OR WILL BE (INSOFAR AS LESSOR, THE AGENT, EACH LENDER AND EACH HOLDER ARE CONCERNED) SATISFIED WITH THE RESULTS OF ITS INSPECTIONS AND IS ENTERING INTO THIS LEASE SOLELY ON THE BASIS OF THE RESULTS OF ITS OWN INSPECTIONS, AND ALL RISKS INCIDENT TO THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, AS BETWEEN LESSOR, THE AGENT, THE LENDERS AND THE HOLDERS, ON THE ONE HAND, AND LESSEE, ON THE OTHER HAND, ARE TO BE BORNE BY LESSEE.

        8.2 Possession and Use of the Properties.

                (a) At all times during the Term with respect to each Property, such Property shall be a Permitted Facility and shall be used by Lessee in the ordinary course of its business. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Properties as contemplated by this Lease. Lessee shall not commit or permit any waste of the Properties or any part thereof.

                (b) The address stated in Section 29.1 of this Lease is the principal place of business and chief executive office of Lessee (as such terms are used in Section 9-103(3) of the Uniform Commercial Code of any applicable jurisdiction), and Lessee will provide Lessor with prior written notice of any change of location of its principal place of business or chief executive office. Regarding a particular Property, each Lease Supplement correctly identifies the initial location of the related Equipment (if any) and Improvements (if any) and contains an accurate legal description for the related parcel of Land or a copy of the Ground Lease (if any). The Equipment and Improvements respecting each particular Property will be located only at the location identified in the applicable Lease Supplement.

                (c) Lessee will not attach or incorporate any item of Equipment to or in any other item of equipment or personal property or to or in any real property in a manner that could give rise to the assertion of any Lien on such item of Equipment by reason of such attachment or the assertion of a claim that such item of Equipment has become a fixture and is subject to a Lien in favor of a third party that is prior to the Liens thereon created by the Operative Agreements.

                (d) On the Basic Term Commencement Date for each Property, Lessor and Lessee shall execute a Lease Supplement in regard to such Property which shall contain an Equipment Schedule that has a general description of the Equipment which shall comprise the Property, an Improvement Schedule that has a general description of the Improvements which shall comprise the Property and a legal description of the Land to be leased hereunder (or in the case of any Property subject to a Ground Lease, to be subleased hereunder) as of such date. Each Property subject to a Ground Lease shall be deemed to be ground subleased from Lessor to Lessee as of the Basic Term Commencement Date, and such ground sublease shall be in effect until this Lease is terminated or expires, in each case in accordance with the terms and provisions hereof. Lessee shall satisfy and perform all obligations imposed on Lessor under each Ground Lease. Simultaneously with the execution and delivery of each Lease Supplement, such Equipment, Improvements, Land, ground subleasehold interest, all additional Equipment and all additional Improvements which are financed under the Operative Agreements after the Basic Term Commencement Date and the remainder of such Property shall be deemed to have been accepted by Lessee for all purposes of this Lease and to be subject to this Lease.

                (e) At all times during the Term with respect to each Property, Lessee will comply in all material respects with all obligations under and (to the extent no Event of Default exists and provided that such exercise will not impair the value, utility or remaining useful life of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

        8.3 Integrated Properties.

            On the Rent Commencement Date for each Property, Lessee shall, at its sole cost and expense, cause such Property and the applicable property subject to a Ground Lease to constitute (and for the duration of the Term to continue to constitute) all of the equipment, facilities, rights, other personal property and other real property necessary or appropriate to operate, utilize, maintain and control a Permitted Facility in a commercially reasonable manner.


                                   ARTICLE IX

        9.1 Compliance With Legal Requirements, Insurance Requirements and Manufacturer's Specifications and Standards.

            Subject to the terms of Article XIII relating to permitted contests, Lessee, at its sole cost and expense, shall (a) comply with all applicable Legal Requirements (including without limitation all Environmental Laws) and all Insurance Requirements relating to the Properties, (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties and (c) comply with all manufacturer's specifications and standards, including without limitation the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties, whether or not compliance therewith shall require structural or extraordinary changes in any Property or interfere with the use and enjoyment of any Property, unless the failure to procure, maintain and comply with such items, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect. Lessor agrees to take such actions as may be reasonably requested by Lessee in connection with the compliance by Lessee of its obligations under this Section 9.1.


                                    ARTICLE X

        10.1 Maintenance and Repair; Return.

                (a) Lessee, at its sole cost and expense, shall maintain each Property in good condition, repair and working order (ordinary wear and tear excepted) and in the repair and condition as when originally delivered to Lessor and make all necessary repairs thereto and replacements thereof, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by Section 9.1 and on a basis consistent with the operation and maintenance of properties or equipment comparable in type and function to the applicable Property, such that such Property is capable of being immediately utilized by a third party and in compliance with standard industry practice subject, however, to the provisions of Article XV with respect to Casualty and Condemnation.

                (b) Lessee shall not use or locate any component of any Property outside of the Approved State therefor. Lessee shall not move or relocate any component of any Property necessary for the continued operation of such Property in the manner described in Section 10.1(a) above beyond the boundaries of the Land (comprising part of such Property) described in the applicable Lease Supplement, except for the temporary removal of Equipment and other personal property for repair or replacement.

                (c) If any component affixed to any Property necessary for the continued operation of such Property in the manner described in Section 10.1(a) above becomes worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, Lessee, at its own expense, will within a reasonable time replace such component with a replacement component which is free and clear of all Liens (other than Permitted Liens) and has a value, utility and useful life at least equal to the component replaced (assuming the component replaced had been maintained and repaired in accordance with the requirements of this Lease). All components which are affixed to any Property shall immediately become the property of (and title thereto shall vest in) Lessor and shall be deemed incorporated in such Property and subject to the terms of this Lease as if originally leased hereunder.

                (d) Upon reasonable advance notice, Lessor and its agents shall have the right at their sole risk to inspect each Property and all maintenance records with respect thereto at any reasonable time during normal business hours but shall not, in the absence of an Event of Default, materially disrupt the business of Lessee.

                (e) [intentionally omitted].

                (f) Lessor shall under no circumstances be required to build any improvements or install any equipment on any Property, make any repairs, replacements, alterations or renewals of any nature or description to any Property, make any expenditure whatsoever in connection with this Lease or maintain any Property in any way. Lessor shall not be required to maintain, repair or rebuild all or any part of any Property, and Lessee waives the right to (i) require Lessor to maintain, repair, or rebuild all or any part of any Property, or (ii) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenant, condition or restriction at any time in effect.

                (g) Lessee shall, upon the expiration or earlier termination of this Lease with respect to a Property, if Lessee shall not have exercised its Purchase Option with respect to such Property and purchased such Property, surrender such Property (i) pursuant to the exercise of the applicable remedies upon the occurrence of a Lease Event of Default, to Lessor or (ii) pursuant to the second paragraph of
        Section 22.1(a) hereof, to Lessor or the third party purchaser, as the case may be, subject to Lessee's obligations under this Lease (including without limitation the obligations of Lessee at the time of such surrender under Sections 9.1, 10.1(a) through (f), 10.2, 11.1, 12.1,
        22.1 and 23.1).

        10.2 Environmental Inspection.

             If Lessee has not given notice of exercise of its Purchase Option on the Expiration Date pursuant to Section 20.1 or for whatever reason Lessee does not purchase a Property in accordance with the terms of this Lease, then not more than one hundred eighty (180) days nor less than sixty (60) days prior to the Expiration Date, Lessee shall cause to be delivered to Lessor a Phase I environmental site assessment recently prepared (no more than thirty (30) days prior to the date of delivery of such report) by an independent recognized professional reasonably acceptable to Lessor, and in form, scope and content reasonably satisfactory to Lessor. The cost incurred respecting such Phase I environmental site assessment shall be paid for in accordance with the provisions set forth in Section 20.3(b).


                                   ARTICLE XI

        11.1 Modifications.

                (a) Lessee at its sole cost and expense, at any time and from time to time without the consent of Lessor may make modifications, alterations, renovations, improvements and additions to any Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications"), and Lessee shall make any and all Modifications required to be made pursuant to all Legal Requirements, Insurance Requirements and manufacturer's specifications and standards; provided, that: (i) no Modification shall materially impair the value, utility or useful life of any Property from that which existed immediately prior to such Modification, as determined by Lessee in its reasonable, good faith opinion; (ii) each Modification shall be done expeditiously and in a good and workmanlike manner; (iii) no Modification shall adversely affect the structural integrity of any Property; (iv) to the extent required by Section 14.2(a), Lessee shall maintain builders' risk insurance at all times when a Modification is in progress; (v) subject to the terms of Article XIII relating to permitted contests, Lessee shall pay all costs and expenses and discharge any Liens arising with respect to any Modification; (vi) each Modification shall comply with the requirements of this Lease (including without limitation Sections 8.2 and 10.1); and (vii) no Improvement shall be demolished or otherwise rendered unfit for use unless Lessee shall finance the proposed replacement Modification outside of this lease facility; provided, further, Lessee shall not make any Modification (unless required by any Legal Requirement) (A) to the extent any such Modification, individually or in the aggregate, shall have or could reasonably be expected to have a Material Adverse Effect or (B) if an Event of Default has occurred and is continuing. All Modifications required pursuant to Legal Requirements, Insurance Requirements and/or manufacturer's specifications and standards and all other

        Modifications that are not severable from the applicable Property without material damage or other material loss of value shall immediately and without further action upon their incorporation into the applicable Property (1) become property of Lessor, (2) be subject to this Lease and (3) be titled in the name of Lessor. Title to all other Modifications shall vest with Lessee; provided, if Lessee fails to remove any such Modification prior to the Expiration Date or earlier termination of this Lease, title to such Modifications shall revert to Lessor. Lessee, at its sole cost and expense, shall repair or pay for any repairs of any damage to any Property relating to the removal, or attempted removal, of any Modification. Lessee shall not remove or attempt to remove any Modification titled to Lessor from any Property. Each Ground Lease for a Property shall expressly provide for the provisions of this paragraph.

                (b) The construction process provided for in the Agency Agreement is acknowledged by Lessor to be consistent with and in compliance with the terms and provisions of this Article XI.


                                   ARTICLE XII

        12.1 Warranty of Title.

                (a) Lessee hereby acknowledges and shall cause title in each Property (including without limitation all Equipment, all Improvements, all replacement components to each Property and all Modifications) immediately and without further action to vest in and become the property of Lessor and to be subject to the terms of this Lease (provided, respecting each Property subject to a Ground Lease, Lessor's interest therein is acknowledged to be a leasehold interest pursuant to such Ground Lease) from and after the date hereof or such date of incorporation into any Property. Lessee agrees that, subject to the terms of Article XIII relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon any Property, any component thereof or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by Lessor, the Agent, any Lender or any Holder pursuant to any Operative Agreement, other than Permitted Liens. Lessee shall promptly notify Lessor in the event it receives actual knowledge that a Lien other than a Permitted Lien has occurred with respect to a Property, the Rent or any other such amounts, and Lessee represents and warrants to, and covenants with, Lessor that the Liens in favor of Lessor and/or the Agent created by the Operative Agreements are (and until the Financing Parties under the Operative Agreements have been paid in full shall remain) first priority perfected Liens subject only to Permitted Liens and Liens that are expressly set forth as title exceptions on the title commitment issued under Section 5.3(g) of the Participation Agreement with respect to the applicable Property, to the extent such title commitment has been approved by the Agent. At all times subsequent to the Basic Term Commencement Date respecting a Property, Lessee shall (i) cause a valid, perfected, first priority Lien on each applicable Property to be in place in favor of the Agent (for the benefit of the Secured Parties) and

        (ii) file, or cause to be filed, all necessary documents under the applicable real property law and Article 9 of the Uniform Commercial Code to perfect such title and Liens.

                (b) Without limiting the rights or obligations of the Construction Agent under the Agency Agreement, nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. (The preceding sentence shall not be construed to prohibit Liens that would otherwise be Permitted Liens). NOTICE IS HEREBY GIVEN THAT LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING A PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO ANY PROPERTY.


                                  ARTICLE XIII

        13.1 Permitted Contests Other Than in Respect of Indemnities.

             Except to the extent otherwise provided for in Section 11 of the Participation Agreement, Lessee, on its own or on Lessor's behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, Imposition or utility charge payable pursuant to Section 4.1 or any Lien, attachment, levy, encumbrance or encroachment, and Lessor agrees not to pay, settle or otherwise compromise any such item, provided, that (a) the commencement and continuation of such proceedings shall suspend the collection of any such contested amount from, and suspend the enforcement thereof against, the applicable Properties, Lessor, each Holder, the Agent and each Lender; (b) other than such Liens being contested, there shall not be imposed a Lien (other than Permitted Liens) on any Property and no part of any Property nor any Rent would be in any imminent danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or material civil liability on Lessor, any Holder, the Agent or any Lender for failure to comply therewith; and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the end of the Term, then Lessee shall deliver to Lessor an Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this Section 13.1. Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein at Lessee's sole cost and expense.

        13.2 Impositions, Utility Charges, Other Matters; Compliance with Legal Requirements.

             Except with respect to Impositions, Legal Requirements, utility charges and such other matters referenced in Section 13.1 which are the subject of ongoing proceedings contesting the same in a manner consistent with the requirements of Section 13.1, Lessee shall cause (a) all Impositions (other than Excluded Taxes), utility charges and such other matters to be timely paid, settled or compromised, as appropriate, with respect to each Property and (b) each Property to comply with all applicable Legal Requirements.


                                   ARTICLE XIV

        14.1 Public Liability and Workers' Compensation Insurance.

                (a) During the Term for each Property, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability and umbrella liability insurance for claims for injuries or death sustained by persons or damage to property while on such Property or respecting the Equipment and such other public liability coverages as are acceptable to the Lessor and the Agent and as are then customarily carried by similarly situated companies conducting business similar to that conducted by Lessee. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by Lessee with respect to similar properties and equipment that it owns and are then carried by similarly situated companies conducting business similar to that conducted by Lessee, and in no event shall have a minimum combined single limit per occurrence coverage (i) for commercial general liability of less than $2,000,000 and (ii) for umbrella liability of less than $5,000,000. The policies shall name Lessee as the insured and shall be endorsed to name Lessor, the Holders, the Agent and the Lenders as additional insureds. The policies shall also specifically provide that such policies shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which Lessor, any Holder, the Agent or any Lender may have in force.

                (b) During the Term, Lessee shall, in the operation and use of each Property, maintain workers' compensation insurance consistent with that carried by similarly situated companies conducting business similar to that conducted by Lessee and containing minimum liability limits of no less than the minimum amounts required under applicable state statutes. In the operation of each Property, Lessee shall comply with all workers' compensation laws applicable to Lessee, and protect Lessor, each Holder, the Agent and each Lender against any liability under such laws.

        14.2 Permanent Hazard and Other Insurance.

                (a) During the Term for each Property, Lessee shall keep such Property insured against all risk of physical loss or damage by fire and other risks and shall maintain builders' risk insurance during construction of any Improvements or

        Modifications in each case in amounts no less than the then current replacement value of such Property (assuming that such Property was in the condition required by the terms of this Lease immediately prior to such loss) and on terms that (i) are no less favorable than insurance covering other similar properties owned or leased, as applicable, by Lessee and (ii) are then carried by similarly situated companies conducting business similar to that conducted by Lessee. The policies shall name Lessee as the insured and shall be endorsed to name Lessor and the Agent (on behalf of the Secured Parties) as a named additional insured and loss payee; provided, so long as no Default or Event of Default has occurred and is continuing, any loss payable under the insurance policies required by this Section 14.2 will be paid to Lessee.

                (b) If, during the Term with respect to a Property the area in which such Property is located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act of 1973, or any amendments or supplements thereto or is in a zone designated A or V, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973. In addition, Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement, concerning flood insurance to the extent that it applies to any such Property.

        14.3 Coverage.

                (a) As of the date of this Lease and annually thereafter during the Term, Lessee shall furnish the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) with certificates prepared by the insurers or insurance broker of Lessee showing the insurance required under Sections 14.1 and 14.2 to be in effect, naming (to the extent of their respective interests) Lessor, the Holders, the Agent and the Lenders as additional insureds and loss payees and evidencing the other requirements of this Article XIV. All such insurance shall be at the cost and expense of Lessee and provided by nationally recognized, financially sound insurance companies having an A+ or better rating by A.M. Best's Key Rating Guide. Lessee shall cause such certificates to include a provision for thirty (30) days' advance written notice by the insurer to the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) in the event of cancellation or material alteration of such insurance. If an Event of Default has occurred and is continuing and the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) so requests, Lessee shall deliver to the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) copies of all insurance policies required by Sections 14.1 and 14.2.

                (b) Lessee agrees that the insurance policy or policies required by Sections 14.1, 14.2(a) and 14.2(b) shall include an appropriate clause pursuant to which any such policy shall provide that it will not be invalidated should Lessee or any Contractor, as the case may be, waive, at any time, any or all rights of recovery against any party for losses covered by such policy or due to any breach of warranty, fraud, action, inaction or misrepresentation by Lessee or any Person acting on behalf of Lessee. Lessee hereby waives any and all such rights against Lessor, the Holders, the Agent and the Lenders to the extent of payments made to any such Person under any such policy.

                (c) Neither Lessor nor Lessee shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article XIV, except that Lessor may carry separate liability insurance at Lessor's sole cost so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance Lessor may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this Article XIV to be subject to a coinsurance exception of any kind.

                (d) Lessee shall pay as they become due all premiums for the insurance required by Section 14.1 and Section 14.2, shall renew or replace each policy prior to the expiration date thereof or otherwise maintain the coverage required by such Sections without any lapse in coverage.

        14.4 Additional Insurance Requirements.

        Not in limitation of any provision of the Operative Agreements but in addition thereto, Lessee shall obtain, if requested by the Lessor, any and all additional insurance policies (including without limitation with respect to Condemnation) with regard to the Properties or otherwise with respect to the type of transactions contemplated by the Operative Agreements as are customary for the Lessee or for the self-storage industry in the respective locations of the Properties.


                                   ARTICLE XV

        15.1 Casualty and Condemnation.

                (a) Subject to the provisions of the Agency Agreement and this
        Article XV and Article XVI (in the event Lessee delivers, or is obligated to deliver or is deemed to have delivered, a Termination Notice), and prior to the occurrence and continuation of a Default or an Event of Default, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest
        in) any condemnation proceeds, award, compensation or insurance proceeds under Sections 14.2(a) or 14.2(b) hereof to which Lessee or Lessor may become entitled by reason of their respective interests in a Property
        (i) if all or a portion of such Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to such Property or any part thereof is the subject of a Condemnation; provided, however, if a Default or an Event of Default shall have occurred and be continuing, then such award, compensation or insurance proceeds shall be paid directly to Lessor or, if received by Lessee, shall be held in trust for Lessor, and shall be paid over by Lessee to the Agent for the benefit of the Lessor within three (3) Business Days of the Lessee's receipt thereof and held by the Agent for the benefit of the Lessor in accordance with the terms of this Article XV. All amounts held by the Agent for the benefit of the Lessor hereunder on account of any award, compensation or insurance proceeds either paid directly to Lessor or turned over to Lessor shall be held as security for the performance of Lessee's obligations hereunder and under the other Operative Agreements. In the event the Lessee satisfies all of its obligations with respect to such Casualty or Condemnation under the Operative Agreements and all of its other obligations which should have been satisfied pursuant to the Operative Agreements as of the date of such Casualty or Condemnation, and all Defaults or Event of Defaults then in existence have been cured or waived, all amounts so held by the Agent for the benefit of the Lessor shall be paid over to Lessee.

                (b) Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At Lessee's reasonable request, and at Lessee's sole cost and expense, Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment. Lessor and Lessee agree that this Lease shall control the rights of Lessor and Lessee in and to any such award, compensation or insurance payment.

                (c) [intentionally omitted].

                (d) In the event of a Casualty or a Condemnation, this Lease shall terminate with respect to the applicable Property in accordance with Section 16.1 if Lessee elects such termination in its discretion or is required to elect such termination pursuant to the terms of Section 15.1(g) hereof.

                (e) If pursuant to this Section 15.1 this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the affected Property, Lessee shall, at its sole cost and expense (subject to reimbursement in accordance with Section 15.1(a)) promptly and diligently repair any damage to the applicable Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 10.1 and 11.1, using the as-built Plans and Specifications or manufacturer's specifications for the applicable Improvements, Equipment or other components of the applicable Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the applicable Property and all applicable Legal Requirements), so as to restore the applicable Property to the same or a greater remaining economic value, useful life, utility, condition, operation and function as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied). In such event, title to the applicable Property shall remain with Lessor.

                (f) In no event shall a Casualty or Condemnation affect Lessee's obligations to pay Rent pursuant to Article III.

                (g) Notwithstanding anything to the contrary set forth in
        Section 15.1(a) or Section 15.1(e), if during the Term with respect to a Property a Casualty occurs with respect to such Property or Lessee receives notice of a Condemnation with respect to such Property, and following such Casualty or Condemnation, the applicable Property cannot reasonably be restored, repaired or replaced on or before the day one hundred eighty (180) days prior to the Expiration Date or the date nine (9) months after the occurrence of such Casualty or Condemnation (if such Casualty or Condemnation occurs during the Term) to the same or a greater remaining economic value, useful life, utility, condition, operation and function as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied) or on or before such day such Property is not in fact so restored, repaired or replaced, then Lessee shall be required to deliver a Termination Notice in accordance with Article VXI hereof and to exercise its Purchase Option for such Property on a Payment Date that is not more than 60 days after the date of such Termination Notice (notwithstanding the limits on such exercise contained in Section 20.2) and pay Lessor the Termination Value for such Property; provided, if any Default or Event of Default has occurred and is continuing, Lessee shall also promptly (and in any event within three (3) Business Days) pay to the Agent for the benefit of the Lessor any award, compensation or insurance proceeds received on account of any Casualty or Condemnation with respect to any Property; provided, further, that if no Default or Event of Default has occurred and is continuing, any Excess Proceeds shall be paid to Lessee. If a Default or an Event of Default has occurred and is continuing and any Loans, Holder Advances or other amounts are owing with respect thereto, then any Excess Proceeds (to the extent of any such Loans, Holder Advances or other amounts owing with respect thereto) shall be paid to the Agent for the benefit of the Lessor, held as security for the performance of Lessee's obligations hereunder and under the other Operative Agreements and applied to such obligations upon the exercise of remedies in connection with the occurrence of an Event of Default, with the remainder of such Excess Proceeds in excess of such Loans, Holder Advances and other amounts owing with respect thereto being distributed to the Lessee.

                (h) The provisions of Sections 15.1(a) through 15.1(g) shall not apply to any Property until after the Construction Period Termination Date applicable to such Property.

        15.2 Environmental Matters.

             Promptly upon Lessee's actual knowledge of the presence of Hazardous Substances in any portion of any Property or Properties in concentrations and conditions that constitute an Environmental Violation and which, in the reasonable opinion of Lessee, the cost to undertake any legally required response, clean up, remedial or other action will or might result in a cost to Lessee of more than $25,000, Lessee shall notify Lessor in writing of such condition. In the event of any Environmental Violation (regardless of whether notice thereof must be given), Lessee shall, not later than thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either deliver to Lessor a Termination Notice with respect to the applicable Property or Properties pursuant to Section 16.1, if applicable, or, at Lessee's sole cost and expense, promptly and diligently undertake and diligently complete any response, clean up, remedial or other action (including without limitation the pursuit by Lessee of appropriate action against any off-site or third party source for contamination) necessary to remove, cleanup or remediate the Environmental Violation in accordance with all Environmental Laws. Any such undertaking shall be timely completed in accordance with prudent industry standards. If Lessee does not deliver a Termination Notice with respect to such Property pursuant to Section 16.1, Lessee shall, upon completion of any remedial action by Lessee required under applicable Environmental Laws, cause to be prepared by a reputable environmental consultant acceptable to Lessor a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in full compliance with applicable Environmental Law. Not less than sixty (60) days and not more than one hundred eighty (180) days prior to any time that Lessee elects to cease operations with respect to any Property or to remarket any Property pursuant to
Section 20.1 hereof or any other provision of any Operative Agreement, Lessee at its expense shall cause to be delivered to Lessor a Phase I environmental site assessment respecting such Property recently prepared (no more than thirty (30) days prior to the date of delivery of such report) by an independent recognized professional acceptable to Lessor in its reasonable discretion and in form, scope and content satisfactory to Lessor in its reasonable discretion. Notwithstanding any other provision of any Operative Agreement, if Lessee fails to comply with the foregoing obligation regarding the Phase I environmental site assessment, Lessee shall be obligated to purchase such Property for its Termination Value and shall not be permitted to exercise (and Lessor shall have no obligation to honor any such exercise) any rights under any Operative Agreement regarding a sale of such Property to a Person other than Lessee.

        15.3 Notice of Environmental Matters.

             Promptly, but in any event within ten (10) Business Days from the date Lessee has actual knowledge thereof, Lessee shall provide to Lessor written notice of any pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with any Property or Properties. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and Lessee's proposed response thereto. In addition, Lessee shall provide to Lessor, within ten (10) Business Days of receipt, copies of all material written communications with any Governmental Authority relating to any Environmental Law in connection with any Property. Lessee shall also promptly provide such detailed reports of any such material environmental claims as may reasonably be requested by Lessor.


                                   ARTICLE XVI

        16.1 Termination Upon Certain Events.

             If Lessee has delivered, or is deemed to have delivered, written notice of a termination of this Lease with respect to the applicable Property to Lessor in the form described in Section 16.2(a) (a "Termination Notice") pursuant to the provisions of this Lease, then following the applicable Casualty, Condemnation or Environmental Violation, this Lease shall terminate with respect to the affected Property on the applicable Termination Date.

        16.2 Procedures.

                (a) A Termination Notice shall contain: (i) notice of termination of this Lease with respect to the affected Property on a Payment Date not more than sixty (60) days after Lessor's receipt of such Termination Notice (the "Termination Date"); and (ii) a binding and irrevocable agreement of Lessee to pay the Termination Value for the applicable Property and purchase such Property on such Termination Date.

                (b) On each Termination Date, Lessee shall pay to Lessor the Termination Value for the applicable Property, and Lessor shall convey such Property or the remaining portion thereof, if any, to Lessee (or Lessee's designee), all in accordance with Section 20.2.


                                  ARTICLE XVII

        17.1 Lease Events of Default.

             If any one or more of the following events (each a "Lease Event of Default") shall occur and be continuing:

                (a) Lessee shall fail to make payment of (i) any Basic Rent (except as set forth in clause (ii)) within three (3) days after receipt of written notice that the same has become due and payable or (ii) any Termination Value or Maximum Amount, on the date any such payment is due and payable, or any payment of Basic Rent or Supplemental Rent due on the due date of any such payment of Termination Value or Maximum Amount, or any amount due on the Expiration Date;

                (b) Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in Section 17.1(a)(ii)) or any other Credit Party shall fail to make any payment of any amount under any Operative Agreement which has become due and payable within three
        (3) days after receipt of written notice that such payment is due;

                (c) Lessee shall fail to maintain insurance as required by
        Article XIV of this Lease or to deliver any requisite annual certificate with respect thereto within ten (10) days of the date such certificate is due under the terms hereof;

                (d) (i) Lessee shall fail to observe or perform any term, covenant, obligation or condition of Lessee under this Lease (including without limitation the Incorporated Covenants) or any other Operative Agreement to which Lessee is a party other than those set forth in Sections 17.1(a), (b) or (c) hereof, or any other Credit Party shall fail to observe or perform any term, covenant, obligation or condition of such Credit Party under any Operative Agreement other than those set forth in Section 17.1(b) hereof and such failure shall continue for fifteen (15) days (or with respect to the Incorporated Covenants, the grace period, if any, applicable thereto) after notice thereof to the Lessee or such Credit Party or (ii) any representation or warranty made by Lessee or any other Credit Party set forth in this Lease (including without limitation the Incorporated Representations and Warranties) or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any material respect when made or deemed made;

                (e) An Agency Agreement Event of Default shall have occurred and be continuing or any Credit Agreement Event of Default described in
        Section 6(a), 6(b), 6(c) or 6(g) of the Credit Agreement shall have occurred and be continuing;

                (f) (i) Any Credit Party or any Relevant Subsidiary shall fail to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) any Indebtedness of such Credit Party or such Relevant Subsidiary or any interest or premium thereon in a cumulative amount in excess of $1,000,000 and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or (ii) any Credit Party or any Relevant Subsidiary shall fail to perform any term or covenant on its part to be performed under any agreement or instrument relating to any such Indebtedness and required to be performed or a default or event of default (however defined) shall occur under any such agreement or instrument and such failure or default shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform or default is to accelerate or to permit the acceleration of the maturity of such Indebtedness, or (iii) any such Indebtedness shall be declared to be due and payable or required to be prepaid (other than by regularly scheduled required prepayment) prior to the stated maturity thereof;

                (g) Any Credit Party or any Relevant Subsidiary shall: (i) file a petition seeking relief for itself under the Bankruptcy Code or file an answering consenting to, admitting the material allegations of or otherwise not controverting, or fail timely to controvert a petition filed against it seeking relief under the Bankruptcy Code; or (ii) file such petition or answer with respect to relief under the provisions of any other now existing or future applicable bankruptcy, insolvency, or other similar law of the United States of America or any State thereof or of any other country or jurisdiction providing for the reorganization, winding-up or liquidation of corporations or an arrangement, composition, extension or adjustment with creditors;

                (h) An order for relief shall be entered against any Credit Party or any Relevant Subsidiary under the Bankruptcy Code which order is not stayed; or upon the entry of an order, judgment or decree by operation of law or by a court having jurisdiction in the premises which is not stayed adjudging it a bankrupt or insolvent under, or ordering relief against it under, or approving as properly filed by a petition seeking relief against it under the provisions of any other now existing or future applicable bankruptcy, insolvency or other similar law of the United States of America or any State thereof or of any other country or jurisdiction providing for the reorganization, winding-up or liquidation of corporations or any arrangement, composition, extension or adjustment with creditors; or appointing a receiver, liquidator, assignee, sequestrator, trustee or custodian of any Credit Party or any Relevant Subsidiary or of any substantial part of any of their property, or ordering the reorganization, winding-up or liquidation of any of their affairs; or upon the expiration of 90 days after the filing of any involuntary petition against any Credit Party or any Relevant Subsidiary seeking any of the relief specified in Section 17.1(g) or this Section 17.1(h) without the petition being dismissed prior to that time;

                (i) Any Credit Party or any Relevant Subsidiary shall (i) make a general assignment for the benefit of its creditors or (ii) consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, or custodian of all or a substantial part of the property of any Credit Party or any Relevant Subsidiary, as the case may be, or (iii) admit its insolvency or inability to pay its debts generally as they become due, or (iv) fail generally to pay its debts as they become due, or (v) take any action (or suffer any action to be taken by its directors or shareholders) looking to the dissolution or liquidation of any Credit Party or, looking to the dissolution or liquidation of any Relevant Subsidiary if such dissolution or liquidation would have a Material Adverse Effect;

                (j) Intentionally Omitted;

                (k) Any report, certificate, financial statement or other instrument delivered to Lessor by or on behalf of any Credit Party pursuant to the terms of this Lease or any other Operative Agreement is false or incomplete in any material respect when made or delivered and if (i)(A) such report, certificate, financial statement or other instrument is capable of being made true and complete and (B) such falsity or incompleteness of such report, certificate, financial statement or other instrument does not have a Material Adverse Effect, such Credit Party fails to make such report, certificate, financial statement or other instrument true and complete within 30 days after written notice thereof from the Agent or (ii)(1) such report, certificate, financial statement or other instrument is capable of being made true and complete and (2) the falsity or incompleteness of such report, certificate, financial statement or other instrument results in a Material Adverse Effect, such Credit Party fails to make such report, certificate, financial statement or other instrument true and complete within 10 days after written notice thereof from the Agent;

                (l) Any Lessee Credit Agreement Event of Default shall have occurred and be continuing and shall not have been waived;

                (m) A final judgment or order shall have been entered against any Credit Party or any Relevant Subsidiary (by a court or other tribunal having jurisdiction) for the payment of money in excess of $5,000,000 and such judgment or order shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal; provided, however, that no judgment or order referred to in this Section 17.1(m) shall constitute an Event of Default if such judgment or order is covered by insurance with respect to which no subrogation right exists against any Credit Party or any Relevant Subsidiary;

                (n) Any Credit Party, any Relevant Subsidiary or any member of a Controlled Group shall fail to pay when due an amount or amounts which it shall have become liable to pay to the PBGC or to a Plan under
        Section 515 of ERISA or Title IV of ERISA other than premiums under
        Section 4007 of ERISA unless such failure would not have a Material Adverse Effect; or notice of intent to terminate a Plan or Plans (other than a multiemployer plan, as defined in Section 4001(a)(3) of ERISA) having aggregate Unfunded Vested Liabilities in excess of $1,000,000 shall be filed under Title IV of ERISA by any Credit Party, or any Relevant Subsidiary or any member of a Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate any Plan or Plans which termination could reasonably be expected to result in liability of any Credit Party or any Relevant Subsidiary unless such liability would not have a Material Adverse Effect;

                (o) Any Operative Agreement shall cease to be in full force and effect other than by agreement of each of the parties thereto;

                (p) Except as to any Credit Party which is released in connection with the Operative Agreements, the guaranty given by any Guarantor under the Participation Agreement or any material provision thereof shall cease to be in full force and effect, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty;

                (q) A substantial portion of the properties of any Credit Party or any Relevant Subsidiary shall be condemned, seized or appropriated and such action will have a Material Adverse Effect;

                (r) Any Government Action or registration or filing with any Governmental Authority now or hereafter required in connection with the performance by any Credit Party or any Relevant Subsidiary of its obligations set forth in the Operative Agreements shall be revoked, withdrawn or withheld or shall fail to remain in full force and effect unless such revocation, withdrawal or withholding does not have a Material Adverse Effect;

                (s) Any act of any Governmental Authority shall deprive any Credit Party or any Relevant Subsidiary of any right, privilege, or franchise or restrict the exercise thereof and such act is not revoked or rescinded within 60 days after it becomes effective or within 30 days after notice from Agent, whichever first occurs unless such act does not have a Material Adverse Effect;

                (t) Lessee's common stock shall not be listed on the New York Stock Exchange; or

                (u) Lessee shall cease to be qualified as a "real estate investment trust" under the Code or to be entitled to receive the tax benefits resulting from such qualification.

then, in any such event, Lessor may, in addition to the other rights and remedies provided for in this Article XVII and in Section 18.1, terminate this Lease by giving Lessee five (5) days notice of such termination (provided, notwithstanding the foregoing, this Lease shall be deemed to be automatically terminated without the giving of notice upon the occurrence of a Lease Event of Default under Sections 17.1(g), (h) or (i)), and this Lease shall terminate, and all rights of Lessee under this Lease shall cease. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor or any other Financing Party, including without limitation reasonable fees and expenses of counsel, as a result of any Lease Event of Default hereunder.

        A POWER OF SALE HAS BEEN GRANTED IN THIS LEASE. A POWER OF SALE MAY ALLOW LESSOR TO TAKE THE PROPERTIES AND SELL THE PROPERTIES WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON THE OCCURRENCE OF A LEASE EVENT OF DEFAULT.

        17.2 Surrender of Possession.

             If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall, upon thirty (30) days written notice, surrender to Lessor possession of the Properties. Lessor may enter upon and repossess the Properties by such means as are available at law or in equity, and may remove Lessee and all other Persons and any and all personal property and Lessee's equipment and personalty and severable Modifications from the Properties. Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law. Upon the written demand of Lessor, Lessee shall return the Properties promptly to Lessor, in the manner and condition required by, and otherwise in accordance with the provisions of, Section 22.1(c) hereof.

        17.3 Reletting.

             If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessor may, but shall be under no obligation to, relet any or all of the Properties, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may determine, and Lessor may collect, receive and retain the rents resulting from such reletting. Lessor shall not be liable to Lessee for any failure to relet any Property or for any failure to collect any rent due upon such reletting.

        17.4 Damages.

             Neither (a) the termination of this Lease as to all or any of the Properties pursuant to Section 17.1; (b) the repossession of all or any of the Properties; nor (c) the failure of Lessor to relet all or any of the Properties, the reletting of all or any portion thereof, nor the failure of Lessor to collect or receive any rentals due upon any such reletting, shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any Lease Event of Default shall have occurred and be continuing and notwithstanding any termination of this Lease pursuant to Section 17.1, Lessee shall forthwith pay to Lessor all Rent and other sums due and payable hereunder to and including without limitation the date of such termination. Thereafter, on the days on which the Basic Rent or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease if the same had not been terminated pursuant to Section 17.1 and until the end of the Term hereof or what would have been the Term in the absence of such termination, Lessee shall pay Lessor, as current liquidated damages (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the Basic Rent and Supplemental Rent that are payable under this Lease or would have been payable by Lessee hereunder if this Lease had not been terminated pursuant to Section 17.1, less the net proceeds, if any, which are actually received by Lessor with respect to the period in question of any reletting of any Property or any portion thereof; provided, that Lessee's obligation to make payments of Basic Rent and Supplemental Rent under this
Section 17.4 shall continue only so long as Lessor shall not have received the amounts specified in Section 17.6. In calculating the amount of such net proceeds from reletting, there shall be deducted all of Lessor's, any Holder's, the Agent's and any Lender's reasonable expenses in connection therewith, including without limitation repossession costs, brokerage or sales commissions, fees and expenses for counsel and any necessary repair or alteration costs and expenses incurred in preparation for such reletting. To the extent Lessor receives any damages pursuant to this Section 17.4, such amounts shall be regarded as amounts paid on account of Rent. Lessee specifically acknowledges and agrees that its obligations under this Section 17.4 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

        17.5 Power of Sale.

             Without limiting any other remedies set forth in this Lease, Lessor and Lessee agree that Lessee has granted, pursuant to Section 7.1(b) hereof and each Lease Supplement, a Lien against the Properties WITH POWER OF SALE, and that, upon the occurrence and during the continuance of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Properties.

        17.6 Final Liquidated Damages.

             If a Lease Event of Default shall have occurred and be continuing, whether or not this Lease shall have been terminated pursuant to Section 17.1 and whether or not Lessor shall have collected any current liquidated damages pursuant to Section 17.4, Lessor shall have the right to recover, by demand to Lessee and at Lessor's election, and Lessee shall pay to Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under Section 11 of the Participation Agreement (which, if requested, shall be paid concurrently), and in lieu of all current liquidated damages beyond the date of such demand (it being agreed that it would be impossible accurately to determine actual damages) the Termination Value (except to the extent total damages are limited by Section 2.1 of the Agency Agreement). Upon payment of the amount specified pursuant to the first sentence of this
Section 17.6, Lessee shall be entitled to receive from Lessor, either at Lessee's request or upon Lessor's election, in either case at Lessee's cost, an assignment of Lessor's entire right, title and interest in and to the Properties, Improvements, Fixtures, Modifications, Equipment and all components thereof, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Lease (including without limitation the release of any memoranda of Lease and/or the Lease Supplement recorded in connection therewith) and any Lessor Liens. The Properties shall be conveyed to Lessee "AS-IS, WHERE-IS" and in their then present physical condition. If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided, however, Lessee shall not be entitled to receive an assignment of Lessor's interest in the Properties, the Improvements, Fixtures, Modifications, Equipment or the components thereof unless Lessee shall have paid in full the Termination Value. Lessee specifically acknowledges and agrees that its obligations under this Section 17.6 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

        17.7 Environmental Costs.

             If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall pay directly to any third party (or at Lessor's election, reimburse Lessor) for the cost of any environmental testing and/or remediation work reasonably undertaken respecting any Property, as such testing or work is deemed appropriate in the reasonable judgment of Lessor, and shall indemnify and hold harmless Lessor and each other Indemnified Person therefrom. Lessee shall pay all amounts referenced in the immediately preceding sentence within ten (10) days of any request by Lessor for such payment. The provisions of this Section
17.7 shall not limit the obligations of Lessee under any Operative Agreement regarding indemnification obligations, environmental testing, remediation and/or work.

        17.8 Waiver of Certain Rights.

             If this Lease shall be terminated pursuant to Section 17.1, Lessee waives, to the fullest extent permitted by Law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or possession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and
(d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Article XVII.

        17.9 Assignment of Rights Under Contracts.

             If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall upon Lessor's demand immediately assign, transfer and set over to Lessor all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties (including without limitation all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties or any of them.

        17.10 Remedies Cumulative.

              The remedies herein provided shall be cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise, including without limitation any mortgage foreclosure remedies.


                                  ARTICLE XVIII

        18.1 Lessor's Right to Cure Lessee's Lease Defaults.

             Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of Lessee, including without limitation the failure by Lessee to maintain the insurance required by
Article XIV, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon any Property, and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of any lessee. All reasonable out-of-pocket costs and expenses so incurred (including without limitation fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand.


                                   ARTICLE XIX

        19.1 Provisions Relating to Lessee's Exercise of its Purchase Option.

             Subject to Section 19.2, in connection with any termination of this Lease with respect to any Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to any Property, and upon tender by Lessee of the amounts set forth in Sections 16.2(b) or 20.2, as applicable, Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense an assignment (by deed or other appropriate instrument) of Lessor's entire interest in such Property, in each case in recordable form and otherwise in conformity with local custom and free and clear of any Lessor Liens attributable to Lessor but without any other warranties (of title or otherwise) from Lessor. Such Property shall be conveyed to Lessee "AS-IS, "WHERE-IS" and in then present physical condition.

        19.2 No Purchase or Termination With Respect to Less than All of a Property.

             Lessee shall not be entitled to exercise its Purchase Option or the Sale Option separately with respect to a portion of any Property consisting of Land, Equipment, Improvements and/or any interest pursuant to a Ground Lease but shall be required to exercise its Purchase Option or the Sale Option with respect to an entire Property.


                                   ARTICLE XX

        20.1 Purchase Option or Sale Option-General Provisions.

             Not less than one hundred twenty (120) days and no more than two hundred forty (240) days prior to the Expiration Date or (respecting the Purchase Option only) not less than 30 days nor more than 45 days prior to any Payment Date, Lessee may give Lessor irrevocable written notice (the "Election Notice") that Lessee is electing to exercise either (a) (i) in the case of the Expiration Date, the option to purchase all, but not less than all, the Properties on the Expiration Date or (ii) in the case of any Payment Date (other than the Expiration Date), the option to purchase one or more of the Properties on the applicable Payment Date specified in the Election Notice (the "Purchase Option") or (b) with respect to an Election Notice given in connection with the Expiration Date only, the option to remarket all, but not less than all, the Properties to a Person other than Lessee or any Affiliate of Lessee and cause a sale of such Properties to occur on the Expiration Date pursuant to the terms of
Section 22.1 (the "Sale Option"). If Lessee does not give an Election Notice indicating the Purchase Option or the Sale Option at least one hundred twenty
(120) days and not more than two hundred forty (240) days prior to the Expiration Date, then Lessee shall be deemed to have elected the Purchase Option. If Lessee shall either (A) elect (or be deemed to have elected) to exercise the Purchase Option or (B) elect the Sale Option and fail to cause all, but not less than all, the Properties to be sold in accordance with the terms of
Section 22.1 on the Expiration Date, then in either case Lessee shall pay to Lessor on the date on which such purchase or sale is scheduled to occur an amount equal to the Termination Value for all, but not less than all, the Properties (which the parties do not intend to be a "bargain" purchase price) and, upon receipt of such amounts and satisfaction of such obligations, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to all, but not less than all, the Properties in accordance with Section 20.2.

             Notwithstanding the foregoing, the Lessee shall not be permitted to elect to exercise the Purchase Option with respect to some, but not all, of the Properties (a "Limited Purchase Option"), if (x) there would be less than ten
(10) total Properties after giving effect to the requested purchase or (y) the aggregate Property Cost of all Properties in the Property Pool is greater than or equal to twenty percent (20%) of the aggregate Property Cost of all Properties for which the Completion Date has occurred; provided, however, the Lessee may exercise such Limited Purchase Option if (i) such Election Notice seeks to exercise such Limited Purchase Option with respect to a Property or Properties in the Property Pool and (ii) after giving effect to the purchase of such Property or Properties by the Lessee, the aggregate Property Cost of all Properties in the Property Pool is less than twenty percent (20%) of the aggregate Property Cost of all Properties for which the Completion Date has occurred.

        20.2 Lessee Purchase Option.

             Provided, no Default or Event of Default shall have occurred and be continuing (other than those that will be cured by the payment of the Termination Value for such Property or Properties) and provided, that the Election Notice has been appropriately given specifying the Purchase Option, Lessee shall purchase all the Properties on the Expiration Date or one or more Properties on the applicable Payment Date at a price equal to the Termination Value for such Property or Properties (which the parties do not intend to be a "bargain" purchase price); provided, however, if one or more Properties are being purchased prior to the Expiration Date pursuant to the terms of this
Article XX the Financing Parties agree that, with respect to the first such purchase, the Termination Value for such Property or Properties shall include the full amount of the Initial Holder Advance.

             Subject to Section 19.2, in connection with any termination of this Lease with respect to any Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to a Property or all of the Properties, and upon tender by Lessee of the amounts set forth in Section 16.2(b) or this
Section 20.2, as applicable, Lessor shall execute, acknowledge (where required) and deliver to Lessee (or to such other Person as Lessee shall designate), at Lessee's cost and expense, each of the following: (a) a termination or assignment (as requested by the Lessee) of each applicable Ground Lease and special or limited warranty Deeds conveying each Property (to the extent it is real property not subject to a Ground Lease) to Lessee (or such other Person) free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (b) a Bill of Sale conveying each Property (to the extent it is personal property) to Lessee (or such other Person) free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record the applicable Deed and/or the applicable Ground Lease termination; (d) FIRPTA affidavits; and (e) such other instruments and documents as may be necessary in the jurisdiction in which each such Property is located to consummate such transfer. All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor. The applicable Property shall be conveyed to Lessee (or such other Person) "AS-IS, WHERE-IS" and in then present physical condition.

            If any Property is the subject of remediation efforts respecting Hazardous Substances at the Expiration Date which could materially and adversely impact the Fair Market Sales Value of such Property (with materiality determined in Lessor's discretion), then Lessee shall be obligated to purchase each such Property pursuant to Section 20.2.

            On the Expiration Date and/or any Payment Date on which Lessee has elected to exercise its Purchase Option, Lessee shall pay (or cause to be paid) to Lessor, the Agent and all other parties, as appropriate, the sum of all actual out-of-pocket costs and expenses reasonably incurred by any such party in connection with the election by Lessee to exercise its Purchase Option and all Rent and all other amounts then due and payable or accrued under this Lease and/or any other Operative Agreement.

        20.3 Third Party Sale Option.

                (a) Provided, that (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Election Notice has been appropriately given specifying the Sale Option, Lessee shall undertake to cause a sale of the Properties on the Expiration Date (all as specified in the Election Notice) in accordance with the provisions of
        Section 22.1 hereof.

                (b) In the event Lessee exercises the Sale Option then, as soon as practicable and in all events not less than sixty (60) days and not more than two hundred forty (240) days prior to the date of delivery, Lessee shall cause to be delivered to Lessor a Phase I environmental site assessment for each of the Properties recently prepared (no more than thirty (30) days old prior to the date of delivery of such report) by an independent recognized professional reasonably acceptable to Lessor and in form, scope and content reasonably satisfactory to Lessor. Lessor (at the direction of the Agent) shall elect whether the costs incurred respecting the above-referenced Phase I environmental site assessment shall be paid by either (i) sales proceeds from the Properties, (ii) Lessor (but only the extent amounts are available therefor within the Available Commitments and the Available Holder Commitments or each Lender and each Holder approves the necessary increases of its Available Commitment and its Available Holder Commitment, respectively, to fund such costs) or (iii) Lessee; provided, amounts funded by the Lenders and the Holders with respect to the foregoing shall be added to the Property Cost of each applicable Property; provided, further, amounts funded by Lessee with respect to the foregoing shall be a part of (and limited by) the Maximum Residual Guarantee Amount. In the event that Lessor shall not have received such environmental site assessment by the date sixty (60) days prior to the Expiration Date or in the event that such environmental assessment shall reveal the existence of any material violation of Environmental Laws, other material Environmental Violation or potential material Environmental Violation (with materiality determined in each case by Lessor in its reasonable discretion), then Lessee on the Expiration Date shall pay to Lessor an amount equal to the Termination Value for all the Properties and any and all other amounts due and owing hereunder. Upon receipt of such payment and all other amounts due under the Operative Agreements, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to all the Properties in accordance with Section 19.1.


                                   ARTICLE XXI

        21.1 [INTENTIONALLY OMITTED].

                                  ARTICLE XXII

        22.1 Sale Procedure.

                (a) During the Marketing Period, Lessee, on behalf of Lessor, shall obtain bids for the cash purchase of all the Properties in connection with a sale to one or more third party purchasers to be consummated on the Expiration Date or such earlier date as is acceptable to the Agent and the Lessee (the "Sale Date") for the highest price available, shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for each such Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may reasonably request from time to time. All such prospective purchasers must be Persons other than Lessee or any Affiliate of Lessee. On the Sale Date, Lessee shall pay (or cause to be paid) to Lessor and all other parties, as appropriate, all Rent and all other amounts then due and payable or accrued under this Lease and/or any other Operative Agreement and Lessor (at the direction of the Agent) shall elect whether the costs and expenses incurred by Lessor and/or the Agent respecting the sale of one or more Properties shall be paid by either (i) sales proceeds from the Properties, (ii) Lessor (but only to the extent amounts are available therefor within the Available Commitments and the Available Holder Commitments or each Lender and each Holder approves the necessary increases in its Available Commitment and its Available Holder Commitment, respectively, to fund such costs and expenses) or (iii) Lessee; provided, amounts funded by the Lenders and the Holders with respect to such costs and expenses shall be added to the Property Cost of each applicable Property; provided, further, amounts funded by Lessee with respect to such costs and expenses shall be a part of (and limited by) the Maximum Residual Guarantee Amount.

                Lessor may reject any and all bids and may solicit and obtain bids by giving Lessee written notice to that effect; provided, however, that notwithstanding the foregoing, Lessor may not reject the bids submitted by Lessee if such bids, in the aggregate, are greater than or equal to the sum of the Limited Recourse Amount for all the Properties, and represent bona fide offers from one or more third party purchasers. If the highest price which a prospective purchaser or the prospective purchasers shall have offered to pay for all the Properties on the Sale Date is less than the sum of the Limited Recourse Amount for all the Properties or if such bids do not represent bona fide offers from one or more third parties or if there are no bids, Lessor may elect to retain one or more of the Properties by giving Lessee prior written notice of Lessor's election to retain the same, and promptly upon receipt of such notice, Lessee shall surrender, or cause to be surrendered, each of the Properties specified in such notice in accordance with the terms and conditions of Section 10.1. Upon acceptance of any bid, Lessor agrees, at Lessee's request and expense, to execute a contract of sale with respect to such sale, so long as the same is consistent with the terms of this Article 22 and provides by its terms that it is nonrecourse to Lessor.

                Unless Lessor shall have elected to retain one or more of the Properties pursuant to the provisions of the preceding paragraph, Lessee shall arrange for Lessor to sell all the

        Properties free and clear of the Lien of this Lease and any Lessor Liens attributable to Lessor, without recourse or warranty (of title or otherwise), for cash on the Sale Date to the purchaser or purchasers offering the highest cash sales price, as identified by Lessee or Lessor, as the case may be; provided, however, solely as to Lessor or the Trust Company, in its individual capacity, any Lessor Lien shall not constitute a Lessor Lien so long as Lessor or the Trust Company, in its individual capacity, is diligently and in good faith contesting, at the cost and expense of Lessor or the Trust Company, in its individual capacity, such Lessor Lien by appropriate proceedings in which event the applicable Sale Date, all without penalty or cost to Lessee, shall be delayed for the period of such contest. To effect such transfer and assignment, Lessor shall execute, acknowledge (where required) and deliver to the appropriate purchaser each of the following: (a) special or limited warranty Deeds conveying each such Property (to the extent it is real property titled to Lessor) and an assignment of the Ground Lease conveying the leasehold interest of Lessor in each such Property (to the extent it is real property and subject to a Ground Lease) to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (b) a Bill of Sale conveying each such Property (to the extent it is personal property) titled to Lessor to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens;
        (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record each Deed and/or each Ground Lease assignment; (d) FIRPTA affidavits, as appropriate; and (e) such other instruments and documents as may be necessary in the jurisdiction in which each such Property is located to consummate such transfer. All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor. Lessee shall surrender the Properties so sold or subject to such documents to each purchaser in the condition specified in Section 10.1, or in such other condition as may be agreed between Lessee and such purchaser. Lessee shall not take or fail to take any action which would have the effect of unreasonably discouraging bona fide third party bids for any Property. If each of the Properties is not either (i) sold on the Sale Date in accordance with the terms of this
        Section 22.1, or (ii) retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the second sentence of the second paragraph of this Section 22.1(a), then (x) Lessee shall be obligated to pay Lessor on the Sale Date an amount equal to the aggregate Termination Value for all the Properties less any sales proceeds received by the Lessor, and (y) Lessor shall transfer each applicable Property to Lessee in accordance with Section 20.2.

                (b) If the Properties are sold on a Sale Date to one or more third party purchasers in accordance with the terms of Section 22.1(a) and the aggregate purchase price paid for all the Properties is less than the sum of the aggregate Property Cost for all the Properties (hereinafter such difference shall be referred to as the "Deficiency Balance"), then Lessee hereby unconditionally promises to pay to Lessor on the Sale Date all Rent and all other amounts then due and owing pursuant to the Operative Agreements and the lesser of (i) the Deficiency Balance, or (ii) the Maximum Residual Guarantee Amount for all the Properties. On a Sale Date if (x) Lessor receives the aggregate Termination Value for all the Properties from one or more third party purchasers, (y) Lessor and such other parties receive all other amounts specified in the last sentence of the first paragraph of Section 22.1(a) and (z) the aggregate purchase price paid for all the Properties on such date exceeds the sum of the aggregate Property Cost for all the Properties, then Lessee shall retain such excess (and, to the extent such excess is received by Lessor, it shall immediately be remitted to Lessee). If one or more of the Properties are retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the provisions of Section 22.1(a), then Lessee hereby unconditionally promises to pay to Lessor on the Sale Date all Rent and all other amounts then due and owing pursuant to the Operative Agreements and an amount equal to the Maximum Residual Guarantee Amount for the Properties so retained. Any payment of the foregoing amounts described in this Section 22.1(b) shall be made together with a payment of all other amounts referenced in the last sentence of the first paragraph of Section 22.1(a).

                (c) In the event that all the Properties are either sold to one or more third party purchasers on the Sale Date or retained by Lessor in connection with an affirmative election made by Lessor pursuant to the provisions of Section 22.1(a), then in either case on the applicable Sale Date Lessee shall provide Lessor or such third party purchaser (unless otherwise agreed by such third party purchaser) with (i) all permits, certificates of occupancy, governmental licenses and authorizations necessary to use, operate, repair, access and maintain each such Property for the purpose it is being used by Lessee, and (ii) such manuals, permits, easements, licenses, intellectual property, know-how, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, operation, repair, access to or maintenance of each such Property for its intended purpose or otherwise as Lessor or such third party purchaser(s) shall reasonably request (and a royalty-free license or similar agreement to effectuate the foregoing on terms reasonably agreeable to Lessor or such third party purchaser(s), as applicable). All assignments, licenses, easements, agreements and other deliveries required by clauses (i) and (ii) of this paragraph (c) shall be in form reasonably satisfactory to Lessor or such third party purchaser(s), as applicable, and shall be fully assignable (including without limitation both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge. Lessee shall also execute any documentation requested by Lessor or such third party purchaser(s), as applicable, evidencing the continuation or assignment of each Ground Lease.

        22.2 Application of Proceeds of Sale.

             In the event Lessee receives any proceeds of sale of any Property, such proceeds shall be deemed to have been received in trust on behalf of Lessor and Lessee shall promptly remit such proceeds to Lessor. Lessor shall apply the proceeds of sale of any Property in the following order of priority:

                (a) FIRST, to pay or to reimburse Lessor (and/or the Agent, as the case may be) for the payment of all reasonable out-of-pocket costs and expenses incurred by Lessor (and/or the Agent, as the case may be) in connection with the sale (to the extent Lessee has not satisfied its obligation to pay such costs and expenses);

                (b) SECOND, so long as the Credit Agreement is in effect and any Loans or Holder Advances or any amount is owing to the Financing Parties under any Operative Agreement, to the Agent to be applied pursuant to intercreditor provisions among Lessor, the Lenders and the Holders contained in the Operative Agreements; and

                (c) THIRD, to Lessee.

        22.3 Indemnity for Excessive Wear.

             If the proceeds of the sale described in Section 22.1 with respect to the Properties shall be less than the Limited Recourse Amount with respect to the Properties, and at the time of such sale it shall have been reasonably determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of the Properties shall have been impaired by greater than expected wear and tear during the term of the Lease, Lessee shall pay to Lessor within ten
(10) days after receipt of Lessor's written statement (i) the amount of such excess wear and tear determined by the Appraisal Procedure or (ii) the amount of the Sale Proceeds Shortfall, whichever amount is less.

        22.4 Appraisal Procedure.

             For determining the Fair Market Sales Value of the Properties or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure, Lessor and Lessee shall use the following procedure (the "Appraisal Procedure"). Lessor and Lessee shall endeavor to reach a mutual agreement as to such amount for a period of ten (10) days from commencement of the Appraisal Procedure under the applicable section of the Lease, and if they cannot agree within ten (10) days, then two qualified appraisers, one chosen by Lessee and one chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty
(20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor. If the two (2) appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser shall be selected by the two (2) appraisers or, failing agreement as to such third appraiser within thirty (30) days after both shall have been appointed, by the American Arbitration Association. The decisions of the three (3) appraisers shall be given within twenty (20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two (2) shall be discarded and such average shall be binding on Lessor and Lessee; provided, that if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and Lessee. The fees and expenses of the appraiser appointed by Lessee shall be paid by Lessee; the fees and expenses of the appraiser appointed by Lessor shall be paid by Lessor (such fees and expenses not being indemnified pursuant to Section 11 of the Participation Agreement); and the fees and expenses of the third appraiser shall be divided equally between Lessee and Lessor.

        22.5 Certain Obligations Continue.

             During the Marketing Period, the obligation of Lessee to pay Rent with respect to the Properties (including without limitation the installment of Basic Rent due on the Expiration Date) shall continue undiminished until payment in full to Lessor of the sale proceeds, if any, the Maximum Residual Guarantee Amount, the amount due under Section 22.3, if any, and all other amounts due to Lessor or any other Person with respect to all Properties or any Operative Agreement. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXII.


                                  ARTICLE XXIII

        23.1 Holding Over.

             If Lessee shall for any reason remain in possession of a Property after the expiration or earlier termination of this Lease as to such Property (unless such Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to such Property and Lessee shall continue to pay Basic Rent at the lesser of the highest lawful rate and one hundred ten percent (110%) of the last payment of Basic Rent due with respect to such Property prior to such expiration or earlier termination of this Lease. Such Basic Rent shall be payable from time to time upon demand by Lessor and such additional amount of Basic Rent shall be applied by Lessor ratably to the Lenders and the Holders based on their relative amounts of the then outstanding aggregate Property Cost for all Properties. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue their occupancy and use of such Property. Nothing contained in this Article XXIII shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to any Property (unless such Property is conveyed to Lessee) and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of such Property or exercising any other remedy available to Lessor at law or in equity.


                                  ARTICLE XXIV

        24.1 Risk of Loss.

             During the Term, unless Lessee shall not be in actual possession of any Property in question solely by reason of Lessor's exercise of its remedies of dispossession under Article XVII, the risk of loss or decrease in the enjoyment and beneficial use of such Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor.

                                   ARTICLE XXV

        25.1 Assignment.

                (a) Lessee may not assign this Lease or any of its rights or obligations hereunder or with respect to any Property in whole or in part to any Person without the prior written consent of the Agent, the Lenders, the Holders and Lessor, which consent may be granted or withheld in the sole discretion of each such Person.

                (b) No assignment by Lessee (referenced in this Section 25.1 or otherwise) or other relinquishment of possession to any Property shall in any way discharge or diminish any of the obligations of Lessee to Lessor hereunder and Lessee shall remain directly and primarily liable under the Operative Agreements as to any rights or obligations assigned by Lessee or regarding any Property in which rights or obligations have been assigned or otherwise transferred.

        25.2 Subleases.

                (a) Promptly, but in any event within five (5) Business Days, following the execution and delivery of any sublease permitted by this
        Article XXV, Lessee shall notify Lessor of the execution of such sublease. As of the date of each Lease Supplement, Lessee shall lease the respective Property described in such Lease Supplement from Lessor, and any existing tenant respecting such Property shall automatically be deemed to be a subtenant of Lessee and not a tenant of Lessor.

                (b) Without the prior written consent of the Agent, any Lender, any Holder or Lessor and subject to the other provisions of this Section 25.2, Lessee may sublet any Property or portion thereof to any Person subject to the applicable terms of the Operative Agreements including without limitation this Section 25.2. All subleasing shall be done on market terms (provided that a sublease will be deemed to be on market terms if the sublease rent required to be paid thereunder is greater than or equal to the sum of the Basic Rent and the Supplemental Rent for the applicable Property under this Lease) and shall in no way diminish the fair market value or useful life of any applicable Property.

                (c) No sublease (referenced in this Section 25.2 or otherwise) or other relinquishment of possession to any Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to such Property, or portion thereof, so sublet. During the Basic Term, the term of any such sublease shall not extend beyond the Basic Term. During the Renewal Term, the term of any such sublease shall not extend beyond the Renewal Term. Each sublease shall be expressly subject and subordinate to this Lease.

                (d) Lessor acknowledges that in the ordinary course and operation of the Properties Lessee shall sublease portions of the Properties to its self-storage customers, cellular telephone transmission companies and billboard companies. Lessor acknowledges and agrees that such subleases in the ordinary course of Lessee's business shall not be subject to the requirements or restrictions of this Section 25.


                                  ARTICLE XXVI

        26.1 No Waiver.

             No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.


                                  ARTICLE XXVII

        27.1 Acceptance of Surrender.

             No surrender to Lessor of this Lease or of all or any portion of any Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or the Agent or any representative or agent of Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

        27.2 No Merger of Title.

             There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) any right, title or interest in any Property, (c) any Notes, or (d) a beneficial interest in Lessor.


                                 ARTICLE XXVIII

        28.1 Incorporation of Covenants.

             Reference is made to the Lessee Credit Agreement and the representations and warranties of Lessee contained in Article 6 of the Lessee Credit Agreement (hereinafter referred to as the "Incorporated Representations and Warranties") and the covenants contained in Articles

7 and 8 of the Lessee Credit Agreement (hereinafter referred to as the "Incorporated Covenants"). Lessee agrees with Lessor that the Incorporated Representations and Warranties and the Incorporated Covenants (and all other relevant provisions of the Lessee Credit Agreement related thereto, including without limitation the defined terms contained in Article 1 thereof which are used in the Incorporated Representations and Warranties and the Incorporated Covenants, hereinafter referred to as the "Additional Incorporated Terms") are hereby incorporated by reference into this Lease to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of Lessor, without giving effect to any waiver, amendment, modification or replacement of the Lessee Credit Agreement or any term or provision of the Incorporated Representations and Warranties or the Incorporated Covenants occurring subsequent to the date of this Lease, except to the extent otherwise specifically provided in the following provisions of this paragraph. In the event a waiver is granted under the Lessee Credit Agreement or an amendment or modification is executed with respect to the Lessee Credit Agreement, and such waiver, amendment and/or modification affects the Incorporated Representations and Warranties, the Incorporated Covenants or the Additional Incorporated Terms, then such waiver, amendment or modification shall be effective with respect to the Incorporated Representations and Warranties, the Incorporated Covenants and the Additional Incorporated Terms as incorporated by reference into this Lease unless the Agent (acting upon the direction of the Majority Secured Parties) gives notice to the Lessee otherwise. In the event of any replacement of the Lessee Credit Agreement with a similar credit facility (the "New Facility"), the representations and warranties, covenants and additional terms contained in the New Facility which correspond to the representations and warranties and covenants contained in Article 6 and Articles 7 and 8, respectively, and such additional terms (each of the foregoing contained in the Lessee Credit Agreement) shall become the Incorporated Representations and Warranties, the Incorporated Covenants and the Additional Incorporated Terms unless the Agent (acting upon the direction of the Majority Secured Parties) gives notice to the Lessee otherwise; provided that if such notice is given by the Agent to the Lessee or if the Lessee Credit Agreement is terminated and not replaced, then the representations and warranties and covenants contained in Article 6 and Articles 7 and 8, respectively, and such additional terms (each of the foregoing contained in the Lessee Credit Agreement (together with any modifications or amendments approved in accordance with this paragraph)) shall continue to be the Incorporated Representations and Warranties, the Incorporated Covenants and the Additional Incorporated Terms hereunder.


                                  ARTICLE XXIX

        29.1 Notices.

             All notices required or permitted to be given under this Lease shall be in writing and delivered as provided in the Participation Agreement.

                                   ARTICLE XXX

        30.1 Miscellaneous.

             Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any provision of this Lease shall be held to be unenforceable in any jurisdiction, such unenforceability shall not affect the enforceability of any other provision of this Lease and such jurisdiction or of such provision or of any other provision hereof in any other jurisdiction.

        30.2 Amendments and Modifications.

             Neither this Lease nor any Lease Supplement may be amended, waived, discharged or terminated except in accordance with the provisions of Section
12.4 of the Participation Agreement.

        30.3 Successors and Assigns.

             All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        30.4 Headings and Table of Contents.

             The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        30.5 Counterparts.

             This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

        30.6 GOVERNING LAW.

             THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF WASHINGTON (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE A PARTICULAR PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

        30.7 Calculation of Rent.

             All calculation of Rent payable hereunder shall be computed based on the actual number of days elapsed over a year of three hundred sixty (360) days or, to the extent such Rent is based on the Prime Lending Rate, three hundred sixty-five (365) (or three hundred sixty-six (366), as applicable) days.

        30.8 Memoranda of Lease and Lease Supplements.

             This Lease shall not be recorded against any Property; provided, Lessor and Lessee shall promptly record (a) a memorandum of this Lease and the applicable Lease Supplement (in substantially the form of Exhibit B attached hereto) or a short form lease (in form and substance reasonably satisfactory to Lessor) regarding each Property promptly after the acquisition thereof in the local filing office with respect thereto and as required under applicable law to sufficiently evidence this Lease and any such Lease Supplement in the applicable real estate filing records. Lessor (at the direction of the Agent) shall elect whether the costs and expenses incurred by Lessor and/or the Agent respecting the recordation of the above-referenced items shall be paid by either (i) Lessor (but only the extent amounts are available therefor within the Available Commitments and the Available Holder Commitments or each Lender and each Holder approves the necessary increases in its Available Commitment and its Available Holder Commitment, respectively, to fund such costs and expenses) or (ii) Lessee; provided, amounts funded by the Lenders and the Holders with respect to such costs and expenses shall be added to the Property Cost of each applicable Property; provided, further, amounts funded by Lessee with respect to such costs and expenses shall be a part of (and limited by) the Maximum Residual Guarantee Amount.

        30.9 Allocations between the Lenders and the Holders.

             Notwithstanding any other term or provision of this Lease to the contrary, the allocations of the proceeds of the Properties and any and all other Rent and other amounts received hereunder shall be subject to the inter-creditor provisions between the Lenders and the Holders contained in the Operative Agreements (or as otherwise agreed among the Lenders and the Holders from time to time).

        30.10 Limitations on Recourse.

              Notwithstanding anything contained in this Lease to the contrary, Lessee agrees to look solely to Lessor's interest in the Properties (and in no circumstance to the Agent, the Lenders, the Holders or otherwise to Lessor) for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor or any shareholder, owner or partner (direct or indirect) in or of Lessor, or any director, officer, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Lessee under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use of the Properties or any other liability of Lessor to Lessee. Nothing in this Section shall be interpreted so as to limit the terms of Sections 6.1 or 6.2 or the provisions of
Section 12.9 of the Participation Agreement or to limit Lessee's recourse against Lessor for claims for Lessor's gross negligence or willful misconduct.

        30.11 WAIVERS OF JURY TRIAL.

              EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LEASE AND FOR ANY COUNTERCLAIM THEREIN.

        30.12 Exercise of Lessor Rights.

              Lessee hereby acknowledges and agrees that the rights and powers of Lessor under this Lease have been assigned to the Agent pursuant to the terms of the Security Agreement and the other Operative Agreements. Lessor and Lessee hereby acknowledge and agree that (a) the Agent shall, in its discretion, direct and/or act on behalf of Lessor pursuant to the provisions of Sections 8.2(h) and
8.6 of the Participation Agreement, (b) all notices to be given to Lessor shall be given to the Agent and (c) all notices to be given by Lessor may be given by the Agent, at its election.


        30.13 SUBMISSION TO JURISDICTION; VENUE.

              THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.


        30.14 USURY SAVINGS PROVISION.

              IT IS THE INTENT OF THE PARTIES HERETO TO CONFORM TO AND
CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT. TO THE EXTENT ANY RENT OR PAYMENTS HEREUNDER ARE HEREINAFTER CHARACTERIZED BY ANY COURT OF COMPETENT JURISDICTION AS THE REPAYMENT OF PRINCIPAL AND INTEREST THEREON, THIS SECTION 30.14 SHALL APPLY. ANY SUCH RENT OR PAYMENTS SO CHARACTERIZED AS INTEREST MAY BE REFERRED TO HEREIN AS "INTEREST." ALL AGREEMENTS AMONG THE PARTIES HERETO ARE HEREBY LIMITED BY THE PROVISIONS OF THIS PARAGRAPH WHICH SHALL OVERRIDE AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING WITHOUT LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS LEASE OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR ANY OTHER DOCUMENT OR AGREEMENT, INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, ANY SUCH CONSTRUCTION

SHALL BE SUBJECT TO THE PROVISIONS OF THIS PARAGRAPH AND SUCH AMOUNTS UNDER SUCH DOCUMENTS OR AGREEMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT. IF LESSOR SHALL EVER RECEIVE ANYTHING OF VALUE WHICH IS CHARACTERIZED AS INTEREST WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO LESSEE OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. THE RIGHT TO DEMAND PAYMENT OF ANY AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND LESSOR DOES NOT INTEND TO CHARGE OR RECEIVE ANY UNEARNED INTEREST IN THE EVENT OF SUCH DEMAND. ALL INTEREST PAID OR AGREED TO BE PAID TO LESSOR SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL STATED TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THIS LEASE SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.


                            [signature page follows]

        IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and delivered as of the date first above written.

                                FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Owner Trustee under the Storage Centers Trust 2001, as Lessor


                                By:           /s/ Val T. Orton
                                   --------------------------------------------
                                Name:             Val T. Orton
                                     ------------------------------------------
                                Title:            Vice President
                                      -----------------------------------------


                                SHURGARD STORAGE CENTERS, INC., as Lessee


                                By:           /s/ Harrell Beck
                                   --------------------------------------------
                                Name:             Harrell Beck
                                     ------------------------------------------
                                Title:            CFO
                                      -----------------------------------------




Receipt of this original
counterpart of the foregoing
Lease is hereby acknowledged
as the date hereof

BANK OF AMERICA, N.A.,
as the Agent


By:         /s/ Dora A. Brown
   --------------------------------------------
Name:           Dora A. Brown
     ------------------------------------------
Title:          Vice President
      -----------------------------------------

STATE OF UTAH                               )
                                            ) ss.
COUNTY OF  Salt Lake                        )


On this _____ day of _________________, 2001, before me, the undersigned, a Notary Public in and for the State of Utah, duly commissioned and sworn, personally appeared Val T. Orton, to me known to be the person who signed as Vice President of First Security Bank of N.A., the national banking association that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said national banking association for the uses and purposes therein mentioned, and on oath stated that Val T. Orton was duly elected, qualified and acting as said officer of the national banking association, that Val T. Orton was authorized to execute said instrument and that the seal affixed, if any, is the seal of said national banking association.

IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.



                                       /s/ Dalyn Casto
                                   --------------------------------------------
                                       (Signature of Notary)


                                   --------------------------------------------
                                   (Print or stamp name of Notary)


                                   NOTARY PUBLIC in and for the State of Utah, residing at_________________________________.


                                   My appointment expires:_____________________.

STATE OF WASHINGTON                         )
                                            ) ss.
COUNTY OF      King                         )


On this 2nd day of February 2001, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Harrell Beck, to me known to be the person who signed as Senior Vice President & CFO of Shurgard Storage Centers, Inc., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the seal of said corporation.

IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.



                                          /s/ Paul M. Newell
                                   --------------------------------------------
                                   (Signature of Notary)

                                          Paul M. Newell
                                   --------------------------------------------
                                   (Print or stamp name of Notary)


                                   NOTARY PUBLIC in and for the State of
                                   Washington, residing at Seattle.


                                   My appointment expires: April 3, 2002.
                                                           ---------------------